Risk Management - Summary of Potential Immediate Impacts on Contractual Service Margin, Net Income Attributed to Shareholders, Other Comprehensive Income Attributed to Shareholders, and Total Comprehensive Income Attributed to Shareholders from Changes in ALDA Market Values (Detail) - CAD ($)
$ in Millions
	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
-10% [member]
Disclosure of Interest Rate and Spread Risk Sensitivities and Exposure Measures [line items]
CSM excluding NCI	$ (100)	$ (100)
Net income attributed to shareholders	(2,400)	(2,500)
Other comprehensive income attributed to shareholders	(200)	(100)
Total comprehensive income attributed to shareholders	(2,600)	(2,600)
+10% [member]
Disclosure of Interest Rate and Spread Risk Sensitivities and Exposure Measures [line items]
CSM excluding NCI	100	100
Net income attributed to shareholders	2,400	2,500
Other comprehensive income attributed to shareholders	200	100
Total comprehensive income attributed to shareholders	$ 2,600	$ 2,600